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                                                                    EXHIBIT 99.1

                        CITIZENS COMMUNITY BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 16, 2001

         The undersigned shareholder(s) hereby appoints ___________________ and __________________, and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Special Meeting of Shareholders of Citizens Community Bancorp, Inc. ("CCBI") to be held on March 16, 2001 at 9:30 a.m., local time, at ____________________, and at any adjournment or postponement thereof, upon the matters set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

(1) Proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 18, 2000 (the "Merger Agreement"), among F.N.B. Corporation ("FNB"), CCBI and Citizens Community Bank of Florida, a wholly owned subsidiary of CCBI, whereby CCBI will merge with and into FNB.

                  [ ]   FOR         [ ]   AGAINST         [ ]   ABSTAIN

(2) Each of the persons named as proxies herein is authorized, in such person's discretion, to vote upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

  PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
    UNDERSIGNED. IF NO CONTRARY DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR"APPROVAL OF THE MERGER AGREEMENT, AND IN ACCORDANCE WITH THE JUDGMENT
        OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER THAT
                 MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


                                    -------------------------------------------
                                                     Signature


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                                                     Signature



                                    Date:                                , 2001
                                         --------------------------------

                                    Please date and sign this Proxy exactly as your name appears on the mailing label. (When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give title as such. If shareholder is a corporation, corporate name should be signed by an authorized officer. For joint accounts, each joint owner should sign.)

 PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE,
            WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES